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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 1

                                     TO THE

                       RPM, INC. BENEFIT RESTORATION PLAN

                  THIS AMENDMENT NO. 1 to the RPM, Inc. Benefit Restoration Plan (hereinafter known as the "Plan") is executed as of the date set forth below by RPM, Inc. (hereinafter known as the "Company").

                                   WITNESSETH:

                  WHEREAS, the Company maintains the Plan for the benefit of certain of its employees and certain employees of affiliated companies; and

                  WHEREAS, the Company reserved the right, pursuant to Section
4.5 of the Plan, for the Board of Directors to make certain amendments thereto; and

                  WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the freeze of benefit accruals under the Plan, effective June 1, 1997 and to make other desirable changes to the Plan;

                  NOW, THEREFORE, pursuant to Section 4.5 of the Plan, the Board of Directors hereby amends the Plan as follows, effective as of June 1, 1997:

         1. Article 1 of the Plan is hereby amended by the addition of a new Section 1.7A to read as follows:

         "1.7A    Common Shares.  `Common Shares' means the common shares,
without par value, of the Company."

         2. Article 1 of the Plan is hereby amended by the addition of a new Section 1.10A to read as follows:

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         "1.10A   Restricted Stock Plan.  `Restricted Stock Plan' means the RPM,
Inc. 1997 Restricted Stock Plan, as the same may be amended form time to time."

         3. Article 1 of the Plan is hereby amended by the addition of a new Section 1.11A to read as follows:

         "1.11A   Supplemental Restoration Benefit. `Supplemental Restoration
Benefit' means a Supplemental Retirement Restoration Benefit or a Supplemental Death Restoration Benefit."

         4. Section 3.3 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new
Section 3.3 to read as follows:

         "3.3     Lump Sum Payment. The Supplemental Restoration Benefit shall be paid in a lump sum which shall be determined by using the actuarial assumptions set forth in the Basic Retirement Plan; provided, however, that if the Participant has been issued restricted Common Shares under the Restricted Stock Plan for the purpose of replacing all or a portion of the Supplemental Restoration Benefit which the Participant had accrued hereunder prior to June 1, 1997, the lump sum payable hereunder with respect to such Supplemental Restoration Benefit shall be reduced by the aggregate dollar amount attributable to such shares as set forth in the agreement(s) pursuant to which such Common Shares were acquired by the Participant."

         5. Section 4.2 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new
Section 4.2 to read as follows:

         "4.2     Termination. This Plan may be terminated at any time by the
Board of Directors of the Company, in which event the rights of Participants to their accrued Supplemental Restoration Benefits established under this Plan shall become nonforfeitable. In the event of termination of this Plan, the Company shall remain obligated to pay Supplemental Restoration Benefits in respect of those employees who are Participants on the date of such termination to the extent and on the same date as such benefits would otherwise be payable under this Plan as if it

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had not been terminated; provided, however, that solely for the purpose of determining the amount of the benefit payable to such Participants upon actual retirement, such Participants shall be deemed to have retired on the date of such termination of this Plan. Notwithstanding the above, the Company, in its sole discretion, may, in lieu of making a future benefit payment, make payment to any Participant on any date before the payment date otherwise provided for under the Plan."

         6.       The Plan is hereby amended by the addition of a new Section
4.12 to read as follows:

         "4.12    Termination of Accruals. As of June 1, 1997, Participants
shall cease to accrue any further Supplemental Restoration Benefit hereunder. Notwithstanding the foregoing, any Participant who had accrued a Supplemental Restoration Benefit prior to June 1, 1997 shall remain entitled to such benefit, provided that the dollar amount of such benefit shall be equal to the dollar amount that would have been payable to the Participant if the Participant had retired on May 31, 1997. Nothing in this Section 4.12 shall be construed as precluding any reduction in the Supplemental Restoration Benefit as provided in
Section 3.3 hereof."

                  IN WITNESS WHEREOF, RPM., Inc., by officers duly authorized by its Board of Directors, has caused this Amendment No. 1 to the RPM, Inc. Benefit Restoration Plan to be signed effective June 1, 1997.

                                             RPM, INC.

                                             By: /s/ THOMAS C. SULLIVAN
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                                             And: /s/ RONALD RICE
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